EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Freestone Resources, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clayton Carter, Chief Executive Officer of the Company, and I, James Carroll, Principal Accounting Officer of the Company  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Clayton Carter
Clayton Carter Chief Executive Officer September 17, 2013

/s/ James Carroll
James Carroll Chief Financial Officer September 17, 2013